UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 24, 2019

Juniper Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34501	77-0422528
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1133 Innovation Way, Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 745-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	JNPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On October 24, 2019, Juniper Networks, Inc. (“we”, “our” or the “Company”) issued a press release in which we announced preliminary financial results for the quarter ended September 30, 2019. The Company also posted on the Investor Relations section of its website (www.juniper.net) prepared remarks with respect to the quarter ended September 30, 2019. Copies of the press release and prepared remarks by the Company are furnished as Exhibits 99.1 and 99.2, respectively, to this report. Information on our website is not, and will not be deemed, a part of this report or incorporated into any other filings the Company makes with the Securities and Exchange Commission.

The information furnished pursuant to this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On October 24, 2019, the Company announced that its Board of Directors approved an increase to the Company’s stock repurchase program granting the Company authority to repurchase up to an additional $1 billion in our common stock, which brings our current total authorization to $1.9 billion. Under our stock repurchase program, we may repurchase shares in the open market, in privately negotiated transactions or by other means, including through repurchase plans designed to comply with Rule 10b5-1 and through derivative, accelerated share repurchase and other structured transactions, in each case, at such prices and times and upon such other terms and conditions as any authorized officer of the Company may determine. The timing and exact amount of any share repurchases will depend on various factors, including market conditions and the trading price of our common stock; the Company’s capital position, liquidity and financial performance; alternative uses of capital; and legal and regulatory considerations. A copy of the press release announcing an increase to our stock repurchase program is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Juniper Networks, Inc. on October 24, 2019

99.2	Prepared remarks by Juniper Networks, Inc. dated as of October 24, 2019

99.3	Press release issued by Juniper Networks, Inc. on October 24, 2019 announcing an increase in the registrant’s stock repurchase program

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

October 24, 2019	By:	/s/ Brian M. Martin
	Name:	Brian M. Martin
	Title:	Senior Vice President and General Counsel